                   Trim Division of Textron Automotive Company

               Notes to Combined Financial Statements (continued)



19. SUPPLEMENTAL GUARANTOR FINANCIAL INFORMATION

In connection with the purchase of TAC-Trim by Collins & Aikman Corporation (C&A), Collins & Aikman Products Company, a wholly-owned subsidiary of C&A, issued $500 million of senior unsecured notes. Borrowings under these notes are jointly and severally guaranteed by all domestic subsidiaries of C&A. Such guarantees are full and unconditional. Supplemental consolidating financial information of TAC-Trim, specifically including such information for the guarantors, is presented below for the year ending December 30, 2000.

                   Trim Division of Textron Automotive Company

                   Trim Division of Textron Automotive Company

                          Consolidating Balance Sheets

                                December 30, 2000

                              (Dollars in Millions)



                                                                                NON-
                                                            GUARANTOR        GUARANTOR
                                                           SUBSIDIARIES     SUBSIDIARIES    ELIMINATIONS      TOTAL
                                                          ----------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                                 $      1.4     $     28.9    $      -      $     30.3
   Accounts receivable                                            114.1          109.9         (28.7)        195.3
   Inventories                                                     24.7           22.1           -            46.8
   Other current assets                                            19.9           19.7           0.9          40.5
                                                          ----------------------------------------------------------
Total current assets                                              160.1          180.6         (27.8)        312.9

Property, plant and equipment, net                                252.2          223.1           -           475.3
Goodwill, net                                                     183.0            2.0           -           185.0
Reimbursable tooling costs                                         69.6           12.6           -            82.2
Engineering and design costs                                        1.6            -             -             1.6
Other assets                                                       29.4            5.4           -            34.8
                                                          ----------------------------------------------------------
Total assets                                                 $    695.9     $    423.7    $    (27.8)    $ 1,091.8
                                                          ==========================================================

LIABILITIES AND NET WORTH
Current liabilities:
   Accounts payable                                          $    188.5     $    118.1    $    (28.5)   $    278.1
   Current portion of long-term debt and
     short-term debt                                                -             37.4           -            37.4
   Other current liabilities                                       49.9           41.2           -            91.1
                                                          ----------------------------------------------------------
Total current liabilities                                         238.4          196.7         (28.5)        406.6

Long-term debt                                                      0.3            6.6           -             6.9
Postretirement benefit obligation                                  63.1            -             -            63.1
Other liabilities                                                  54.9           45.8           -           100.7
                                                          ----------------------------------------------------------
Total liabilities                                                 356.7          249.1         (28.5)        577.3
Net worth                                                         339.2          174.6           0.7         514.5
                                                          ----------------------------------------------------------
Total liabilities and net worth                              $    695.9     $    423.7    $    (27.8)   $  1,091.8
                                                          ==========================================================

                   Trim Division of Textron Automotive Company

                   Trim Division of Textron Automotive Company

                        Consolidating Statement of Income

                          Year Ended December 30, 2000

                              (Dollars in Millions)


                                                                               NON-
                                                            GUARANTOR        GUARANTOR                   CONSOLIDATED
                                                          SUBSIDIARIES      SUBSIDIARIES   ELIMINATIONS      TOTAL
                                                          ------------------------------------------------------------
Revenues                                                     $1,255.4      $  632.5        $  (16.9)       $1,871.0
Cost of sales                                                 1,093.6         536.2           (16.9)        1,612.9
                                                          ------------------------------------------------------------
Gross profit                                                    161.8          96.3             -             258.1

Costs and expenses:
   Selling and administrative                                    40.3          35.6             -              75.9
   Engineering, research and development                         10.3           6.7             -              17.0
   Special charges (credits)                                      -            27.0             -              27.0
   Goodwill amortization                                          9.6           0.9             -              10.5
                                                          -------------------------------------------------------------
Operating income                                                101.6          26.1                           127.7

Other income (expense):
   Interest expense                                               -            (5.8)            -              (5.8)
   Other - net                                                   (0.2)          3.1             -               2.9
                                                          ------------------------------------------------------------
Income before minority interest, income
   taxes and cumulative effect of change in
   accounting principle                                         101.4          23.4             -             124.8
Minority interest in loss of affiliates                                         5.4             -               5.4
Income before income taxes and cumulative
   effect of change in accounting principle                     101.4          28.8             -             130.2
Income taxes                                                     37.9          23.2             -              61.1
                                                          ------------------------------------------------------------
Income before cumulative effect of change
   in accounting principle                                       63.5           5.6             -              69.1
Cumulative effect of change in accounting
   principle, net of income taxes                               (59.1)          -               -             (59.1)
                                                          ------------------------------------------------------------
Net income                                                   $    4.4      $    5.6       $                $   10.0
                                                          ============================================================

                   Trim Division of Textron Automotive Company

                   Trim Division of Textron Automotive Company

            Consolidating Statement Condensed Statement of Cash Flows

                          Year Ended December 30, 2000

                              (Dollars in Millions)


                                                                             NON-
                                                            GUARANTOR     GUARANTOR                  CONSOLIDATED
                                                          SUBSIDIARIES   SUBSIDIARIES  ELIMINATIONS      TOTAL
                                                          ----------------------------------------------------------
Net cash provided by operating activities                    $   93.1      $   56.9       $    -        $  150.0

CASH FLOWS USED IN INVESTING ACTIVITIES
Acquisition of businesses, net of cash acquired                  (5.2)         (9.5)           -           (14.7)
Net proceeds from disposals                                       0.6           -              -             0.6
Capital expenditures                                            (38.6)        (38.2)           -           (76.8)
                                                          ----------------------------------------------------------
Net cash used in investing activities                           (43.2)        (47.7)           -           (90.9)

CASH FLOWS USED IN FINANCING ACTIVITIES
Increase (decrease) in short-term debt                              -          (8.4)           -            (8.4)
Principal payments on long-term debt                             (0.1)         (4.2)           -            (4.3)
Dividends paid                                                   (1.7)        (10.0)           -           (11.7)
Net transfers (to) from Textron                                 (47.5)         21.3            -           (26.2)
                                                          ----------------------------------------------------------
Net cash used in financing activities                           (49.3)         (1.3)           -           (50.6)
                                                          ----------------------------------------------------------

Net increase in cash and cash equivalents                         0.6           7.9            -             8.5
Cash and cash equivalents at beginning of year                    0.8          21.0            -            21.8
                                                          ----------------------------------------------------------
Cash and cash equivalents at end of year                     $    1.4      $   28.9       $    -        $   30.3
                                                          ==========================================================